                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                SCOPE INDUSTRIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                SCOPE INDUSTRIES
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 23, 2001

To the Shareholders of
Scope Industries:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Scope Industries will be held on Tuesday, October 23, 2001, at 2:00 o'clock P.M., California time, at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, for the following purposes:

          1. To elect a board of five directors to serve for the ensuing year and until their respective successors have been elected and qualified. The nominees for election to the board are Babette Heimbuch, Robert Henigson, Meyer Luskin, William H. Mannon and Franklin Redlich.

          2. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

     Only holders of shares of record on the books of the Corporation at the close of business on August 31, 2001 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. The transfer books will not be closed.

     A Proxy Statement and a proxy are enclosed with this Notice. All shareholders are requested to attend the Annual Meeting. However, whether or not you plan to attend in person, you are requested to fill in, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope to which no postage need be affixed if it is mailed in the United States. The giving of such proxy will not affect your right to vote in person if you attend the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Eleanor R. Smith
                                          Secretary

Santa Monica, California
September 13, 2001

                                SCOPE INDUSTRIES
                       233 WILSHIRE BOULEVARD, SUITE 310
                         SANTA MONICA, CALIFORNIA 90401
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 23, 2001

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scope Industries (the "Corporation") for use at the Annual Meeting of its shareholders to be held at Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401, on Tuesday, October 23, 2001 at 2:00 o'clock P.M., California time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of said Annual Meeting.

                          INFORMATION CONCERNING PROXY

     The Board of Directors selected the persons named as proxies. The shares represented by the proxies will be voted at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. Solicitation by the Board of Directors will be by mail. In addition to solicitation by mail, certain officers and agents of the Corporation may solicit proxies by telephone, telecopier facsimile, e-mail and personal interview (the cost of which will be nominal). It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to beneficial owners and to obtain authorizations for the execution of proxies. They will be reimbursed by the Corporation for their out-of-pocket expenses incurred in connection therewith.

     The only matter of business which the Corporation's management intends to present at the Annual Meeting is the election of five directors to serve for the ensuing year and until their successors are elected and qualified.

     Shareholders who execute proxies may revoke them at any time before they are voted. Revocation may be effected by filing with the Secretary of the Corporation either an instrument revoking the proxy or a proxy bearing a later date, duly executed by the shareholder, or by written notice to the Corporation of the death or incapacity of the shareholder who executed the proxy. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the Annual Meeting and elects to vote in person.

     An Annual Report with certified financial statements for the fiscal year ended June 30, 2001, accompanied by a letter from the President to the shareholders, is included herewith. Such report and letter are not incorporated in, and are not a part of, this Proxy Statement and do not constitute proxy-soliciting material. The Corporation intends to mail this Proxy Statement and accompanying material on or about September 13, 2001.

              INFORMATION CONCERNING THE CORPORATION'S SECURITIES

     Shares of common stock (hereinafter sometimes called "shares") are the only voting securities of the Corporation. There were issued and outstanding at August 31, 2001, a total of 1,029,267 shares, all of which may be voted at the Annual Meeting. Only holders of shares of record on the books of the Corporation at the close of business on August 31, 2001 will be entitled to vote at the Annual Meeting.

     In the election of directors, shareholders are entitled to cumulate their votes for candidates whose names have been placed in nomination prior to the voting, if a shareholder has given notice at the Annual Meeting prior to the voting of his or her intention to cumulate votes. If votes for directors are to be cumulated, each share has the number of votes equal to the number of directors to be elected, which votes may be cast for one candidate or distributed among two or more candidates. On all matters other than election of directors, each share has one vote.

     The proxies solicited by the Corporation's Board of Directors will be voted for the election of the nominees named below and votes will be cumulated, if applicable, in such manner as the proxy holders may determine in their discretion unless, and to the extent, authority to do so is withheld in the enclosed proxy. If for any reason, one or more of the nominees should be unable to serve or refuse to serve as director (an event which the Board of Directors does not anticipate), the persons named in the enclosed proxy will vote for another candidate or candidates nominated by the Corporation's Board of Directors, and discretionary authority to do so is included in the proxy.

     The following table presents the beneficial ownership of the Corporation's shares by each beneficial owner of more than 5% of the Corporation's shares on August 31, 2001. Except as indicated below, there is no person known to the Corporation who owns beneficially 5% or more of the Corporation's shares.

                                                                                  PERCENTAGE OF
                                                                                   OUTSTANDING
                     NAME OF                            AMOUNT AND NATURE            COMMON
               BENEFICIAL OWNER(1)                  OF BENEFICIAL OWNERSHIP(2)        STOCK
               -------------------                  --------------------------    -------------
Meyer Luskin......................................        603,050 Shares              58.6%
Estate of Paul D. Saltman.........................         71,000 Shares(3)            6.9%
Robert Henigson...................................         67,500 Shares               6.6%
Dimensional Fund Advisors, Inc....................         68,850 Shares(4)            6.7%
  1299 Ocean Avenue
  Santa Moncia, CA 90401

---------------
(1) The address of each person named in the table (except Dimensional Fund Advisors, Inc.) is c/o Scope Industries, 233 Wilshire Boulevard, Suite 310, Santa Monica, California 90401.

(2) The named beneficial owners have sole voting and investment power with respect to the listed shares, except as otherwise indicated in the footnotes below.

(3) Paul D. Saltman served as a director of the Company from 1969 until 1999.

(4) Dimensional Fund Advisors, Inc., a registered investment advisor, is deemed to have a beneficial interest of 68,850 shares, all of which shares are held in several portfolios for which Dimensional Fund Advisors, Inc. serves as investment managers. Dimensional Fund Advisors, Inc. disclaims the beneficial ownership of all such shares.

     The following table presents the beneficial ownership of the Corporation's shares by each director, each nominee for director and each executive officer named in the Summary Compensation Table on page 4 and all directors and executive officers as a group on August 31, 2001.

                                                                                  PERCENTAGE OF
                                                                                   OUTSTANDING
                     NAME OF                            AMOUNT AND NATURE            COMMON
               BENEFICIAL OWNER(1)                  OF BENEFICIAL OWNERSHIP(2)        STOCK
               -------------------                  --------------------------    -------------
Meyer Luskin......................................        603,050 shares              58.6%
Robert Henigson...................................         67,500 shares               6.6%
Franklin Redlich..................................          3,400 shares               0.3%
William H. Mannon.................................         13,264 shares               1.3%
Babette Heimbuch..................................            400 shares                 *
Robert E. McMullen................................          1,500 shares(3)            0.1%
F. Duane Turney...................................              0 shares                 *
Eric M. Iwafuchi..................................            100 shares                 *
Eleanor R. Smith..................................         11,682 shares               1.1%
All Directors and Executive Officers as a group (9
  persons)........................................        700,896 shares              68.1%

---------------
 *  Less than 0.1%

(1) The address of each person named in the table is c/o Scope Industries, 233 Wilshire Blvd., Suite 310, Santa Monica, California 90401.

(2) The named beneficial owners have sole voting and investment power with respect to the listed shares.

(3) Robert McMullen failed to file Form 3 in a timely manner for the fiscal year ended June 30, 2000.

              ELECTION OF DIRECTORS AND INFORMATION AS TO NOMINEES

     Each of the five incumbent directors who comprise the Board has been elected to serve until the next succeeding Annual Meeting of Shareholders and the election and qualification of his successor. The term of office of each present director of the Corporation expires October 23, 2001, which is the date of the next Annual Meeting. Five directors of the Corporation will be elected at the Meeting. The nominees of the Board of Directors for election at the Meeting as directors of the Corporation and certain information concerning such nominees follow.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE CORPORATION.

     Babette Heimbuch, a director of the Corporation since July 17, 2000, serves as President and Chief Executive Officer of First Federal Bank of California and its holding company FirstFed Financial Corp. She also serves on the Board of Directors of both the bank and holding company. She first joined the bank in 1982 as Chief Financial Officer. Ms. Heimbuch received her Bachelor of Science degree from the University of California at Santa Barbara and is a Certified Public Accountant. Ms. Heimbuch is a director of the Federal Home Loan Bank of San Francisco, America's Community Bankers and the Western League of Savings Institutions. She is 53 years old.
Member: Audit Committee

     Robert Henigson, a director of the Corporation since October 1996, is an investor and retired attorney. He was previously a director of the Corporation from May 1969 until August 1987. Mr. Henigson holds Bachelor of Science and Master of Science degrees from the California Institute of Technology. He received his L.L.B. from Harvard Law School. Mr. Henigson is a director of Reliance Steel & Aluminum Co. and Myricom, Incorporated. He is 76 years old.
Member: Audit Committee; Compensation Committee; Stock Option Committee

     Meyer Luskin, the Chairman of the Board of Directors, President and Chief Executive Officer of the Corporation since 1961, has been a director of the Corporation since November 1958. He also serves as Chief Executive Officer of Scope Products, Inc., the Corporation's largest subsidiary. Mr. Luskin received a Bachelor of Arts degree from University of California at Los Angeles and a Master of Business Administration degree from Stanford University. Mr. Luskin is responsible primarily for the formation of overall corporate policy and operations of the Corporation's main business groups and has been an employee of the Corporation since 1961. Mr. Luskin is a director of Chromagen, Inc., Metaprobe LLC, OSI Systems, Inc. and Stamet, Incorporated. He is 76 years old.
Member: Retirement Savings Plan Committee; Retirement Profit Sharing Plan Committee

     William H. Mannon, a director of the Corporation since September 1966, served as Vice President and Secretary of the Corporation from 1966 until his retirement in August 1986. Since his retirement, Mr. Mannon has served as a consultant to the Corporation. He was previously a director of the Corporation from May 1953 until May 1958 and again from September 1962 until November 1965. Mr. Mannon holds a Bachelor of Arts degree from Stanford University in Mineral Sciences. Mr. Mannon is a director of Ojai Oil Company. He is 79 years old.
Member: Audit Committee, Stock Option Committee

     Franklin Redlich, a director of the Corporation since September 1968, was the President of Holiday Stores, a retail dealer in hardware from 1956 until his retirement in 1993. Mr. Redlich received his Bachelor of Arts and Master of Business Administration degrees from Stanford University. He is 75 years old.
Member: Audit Committee; Compensation Committee; Stock Option Committee

     It is intended that proxies given to the persons named in the accompanying proxy will be voted for the election of the nominees above named unless directed otherwise. In voting the proxies for election of directors, the persons named in the proxies have the right to cumulate the votes for directors covered by said proxies (unless otherwise instructed) on the principle described above under the caption "Information Concerning the Corporation's Securities" and may do so if such action is deemed desirable.

     The term of office for each director elected at the Annual Meeting will expire on October 22, 2002, provided that, if for any reason an election of directors is not held on October 22, 2002, the directors who are elected at the Annual Meeting on October 23, 2001 will continue to serve until their respective successors have been elected and qualified.

     All of the nominees for the office of director are currently directors of the Corporation. Each of the directors was elected to his present term of office by vote of the shareholders of the Corporation at the Annual Meeting of Shareholders held October 17, 2000.

     Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the date of the Annual Meeting or any adjournment thereof any nominee declines or is unable to serve, the proxies will be voted for such other person for director as the Board of Directors may select or, if no person is so selected, as the persons named in the proxies may, in their discretion, select.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL NOMINEES TO BE MEMBERS OF THE BOARD OF DIRECTORS.

                             EXECUTIVE COMPENSATION

     The following table summarizes certain information concerning the compensation paid by the Corporation during fiscal years 2001, 2000 and 1999 to its chief executive officer and each of the other four most highly compensated executive officers whose aggregate salary and bonus exceeded $100,000 for services rendered in all capacities to the Corporation during the fiscal 2001.

SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                    FISCAL     ANNUAL COMPENSATION        AWARDS
                                     YEAR      --------------------      OPTIONS/       ALL OTHER
                                     ENDED      SALARY      BONUS          SARS        COMPENSATION
        NAME AND POSITION           JUNE 30      ($)         ($)          (#)(2)          ($)(1)
        -----------------           -------    --------    --------    ------------    ------------
Meyer Luskin......................   2001      $546,312    $100,000         0            $60,491
  Chairman, President and            2000       543,320           0         0             54,947
  Chief Executive Officer            1999       529,264           0         0             52,920
Robert E. McMullen................   2001       222,313       6,000         0             25,222
  President of subsidiary            2000       208,821      10,000         0             20,686
  (Scope Products, Inc.)
F. Duane Turney...................   2001       135,000      10,000         0             15,556
  President of subsidiary            2000       135,000      10,000         0             13,832
  (Scope Beauty Enterprises, Inc.)   1999       134,823           0         0             13,520
Eric M. Iwafuchi..................   2001       136,087           0         0             18,523
  Vice President-Finance and         2000       102,358           0         0                  0
  Chief Financial Officer
Eleanor R. Smith..................   2001       121,558      37,500         0             14,923
  Vice President, Secretary          2000       116,867           0         0             11,911
  and Controller                     1999       113,293           0         0             11,370

---------------
(1) "All Other Compensation" includes the Corporation's 100% matching contributions to the Retirement Savings Plan for Officers and Executives; contributions to the Retirement Profit Sharing Plan and Company sponsored 401(k) Retirement Plan and the value of a Company automobile.

(2) See note below regarding Scope Products, Inc. Incentive and Non-Qualified Stock Option Plan and grants to three executive officers listed above.

     No other executive officer of the Corporation received salary and bonus of more than $100,000 during fiscal 2001.

FISCAL 2001 OPTION GRANTS

     No options under the Company's 1992 Stock Option Plan were granted during fiscal 2001 to any of the executive officers identified in the Summary Compensation Table.

     Under the Scope Products, Inc., a wholly owned subsidiary of the Company, Incentive and Non-Qualified Stock Option Plan, options for 5,000 shares were granted to Eric M. Iwafuchi during fiscal 2001. At June 30, 2000, options for 500,000 shares had been granted to Robert McMullen, 20,000 shares to Eric M. Iwafuchi and 15,000 shares to Eleanor R. Smith. No other executive officer received options under this plan. A total of 1,000,000 shares have been reserved under this plan and as of June 30, 2001, 717,500 option shares were outstanding.

FISCAL YEAR 2001 AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES SCOPE INDUSTRIES 1992 QUALIFIED STOCK OPTION PLAN

                                                                               NUMBER OF UNEXERCISED
                                                        SHARES      VALUE           OPTIONS AT
                                                       ACQUIRED    REALIZED       FISCAL YEAR-END
                                                          ON          ON       ---------------------
                                                       EXERCISE    EXERCISE         EXERCISABLE
                        NAME                             (#)        ($)(1)            (#)(2)
                        ----                           --------    --------    ---------------------
Meyer Luskin.........................................   3,000      $24,900                0

---------------
(1) The values represent the difference between the exercise price of the options and the market price of the underlying securities on the date of exercise.

(2) There were no outstanding options at June 30, 2001.

     No Stock Appreciation Rights (SARS) are held by any of the named executive officers.

                          CERTAIN RELATED TRANSACTIONS

     Mr. Robert Henigson, who is a director of the Corporation, is a director of Myricom, Inc., a privately held company in which Scope made an investment by purchasing common stock from an original founder of Myricom, Inc. during fiscal 2001.

     Mr. Meyer Luskin is a director of MetaProbe LLC a startup biotechnology company that the Company made a direct investment in during fiscal 2001.

     William H. Mannon, who is a director of the Corporation, has acted as a consultant to the Corporation since his retirement in 1986 and has been compensated for his services at the rate of $1,000 per month. The Corporation expects to continue to consult with Mr. Mannon in the near future.

     During the fiscal year ended June 30, 2000, the Company loaned $200,000 to Robert McMullen, an executive officer of the Company, to help in his relocation from Georgia to California. The note bears interest only of 6% for the first two years and then quarterly principal and interest payments until the balance is paid in May 2011. The note is secured by a second trust deed on his home. Mr. McMullen is current with his interest payments.

                            DIRECTORS' COMPENSATION

     From July 1, 2000 through June 30, 2001, each outside director of the Corporation received a compensation of $4,000 annually plus a $1,000 fee and reimbursements for certain expenses for each of the Board of Directors meetings attended. Each Director who is a member of the Audit Committee received $600 for each Audit Committee meeting attended.

                       MEETINGS OF THE BOARD OF DIRECTORS
                          AND FUNCTIONS OF COMMITTEES

     During the fiscal year July 1, 2000 through June 30, 2001, the Board of Directors of the Corporation held four regular meetings. No person attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of committee meetings held by the committee on which they served.

     The committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Retirement Savings Plan Committee, the Retirement Profit Sharing Plan Committee and the Stock Option Committee. In addition to Mr. Luskin, Mr. Iwafuchi and Ms. Smith serve on both the Retirement Savings Plan Committee and the Retirement Profit Sharing Plan Committee. Messrs. Henigson, Redlich, Mannon and Ms. Heimbuch currently serve on the Audit Committee. Messrs. Henigson and Redlich currently serve on both the Compensation Committee and along with Mr. Mannon serve on the Stock Option Committee. All of the committees met once formally during the last fiscal year, although the members of each committee confer informally from time to time.

     The Audit Committee reviews the company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Each of the members of our committee is independent as independence is defined under the American Stock Exchange listing standards. During 2001, the Committee reviewed and adopted a new written charter (attached hereto as Exhibit 1).

     The Compensation Committee reviews and approves the salaries of all officers of the Corporation. It also reviews and makes recommendations as appropriate for compensation plans of subsidiary and division officers.

     The Retirement Savings Plan, Retirement Profit Sharing Plan and Stock Option Committees monitor the respective plans. Their functions include an overview of proper compliance with the requirements of the respective plans and periodic reports to the Board of Directors.

     The Corporation has no standing Nominating Committee at the present time. Nominations for the Board of Directors are made and considered by the Board of Directors as a whole. Compensation policies are also considered and established by the Board of Directors acting as a whole.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     It is the responsibility of the Compensation Committee to set policy for administering the Corporation's executive compensation plans and to make recommendations to the Board as appropriate. These plans for executive officers include base salaries, stock options, and any other forms of remuneration.

     The Committee annually reviews in detail all aspects of compensation for the Chief Executive Officer and other executive officers. The Committee also reviews executive compensation surveys, compensation reports of other public companies of similar size, and other data in determining policies.

     Cash compensation is provided to officers in the form of base salaries. Base salaries are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted, if appropriate, based on individual performance and for changes in job content and responsibilities. None of the officers or executives is compensated under an employment agreement.

     The Committee may grant incentive awards to corporate and division executives. Officers and facility managers of Scope Products, Inc. are entitled to participate in the Corporation's Retirement Profit Sharing Plan that, by formula, determines the share of profits of that subsidiary which is to be contributed to the Plan for the benefit of the participants. The Compensation Committee has no authority to change that share but the Plan participants, nevertheless, are incentivized by virtue of the performance of Scope Products, Inc. The Committee evaluates the combination of base pay and incentive awards so that, in combination, highly talented executives can be attracted, retained and motivated to consistently improve the financial performance of the Corporation.

     Long-term incentive awards in the form of stock options are available to be awarded to executive officers and key employees of the Corporation under the 1992 Stock Option Plan. Options to purchase shares of the Corporation's stock at not less than the fair market value of shares on the date the option is granted have a term of five years and become exercisable on a cumulative basis at 25% each year after one year. No options were granted under the Plan in fiscal 2001. There are currently 25,000 shares available under the Plan for future options grants and no options may be granted after December 31, 2001. The Stock Option Plan provides a link between executive compensation and increasing shareholder value through stock performance over an extended period.

     In fiscal 2000, the Company established for Scope Products, Inc., a wholly owned subsidiary, an Incentive and Non-Qualified Stock Option Plan for key employees, including officers, of the Company or its subsidiaries who will be responsible for its long-term growth. The Board of Directors, based upon the estimated fair market value of Scope Products, Inc. at the date of grant, determines the option exercise price. The options have a term of seven years and become exercisable rateable after the first year at 15% each year and 10% the final year. In fiscal 2001, 5,000 options were granted and in fiscal 2000, 757,500 options were granted. At June 30, 2001, 717,500 options were outstanding.

     Mr. Luskin, Chief Executive Officer, participates in the same compensation programs provided to the other executives except the Scope Products, Inc. Stock Option Plan. The Committee based the fiscal 2001 compensation of Mr. Luskin on the policies and procedures described above. Among the factors considered by the Committee in determining the Chief Executive Officer's compensation is the performance of the Corporation as a whole and his individual performance both as Chief Executive Officer of the Corporation and as the Chief Executive Officer of Scope Products, Inc., the Corporation's largest subsidiary.

     No member of the Committee is a former or current officer or employee of the Corporation or any of its subsidiaries.

September 13, 2001
                                          Robert Henigson
                                          Franklin Redlich

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Corporation's common stock with the cumulative total return of the Standard & Poor's Composite 500 Stock Index (S&P 500), the Standard & Poor's Small Cap 600 Index and the Standard & Poor's Waste Management Industry Index for the five-year period ended June 30, 2001. It assumes the investment of $100 at the beginning of the five-year period in the Corporation's common stock, the S&P 500, the Small Cap 600 Index and the Waste Management Index and the reinvestment of all dividends.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG SCOPE INDUSTRIES, THE S&P 500 INDEX
           THE S&P SMALLCAP 600 INDEX AND S&P WASTE MANAGEMENT INDEX

                              [PERFORMANCE GRAPH]

                                     YEARS ENDING

              --------------------------------------------------------------------------------
                 COMPANY/INDEX        JUN96     JUN97     JUN98     JUN99     JUN00     JUN01
              --------------------------------------------------------------------------------
               Scope Industries        100       149       199       188       131       126
              --------------------------------------------------------------------------------
               S&P 500 Index           100       135       175       215       231       197
              --------------------------------------------------------------------------------
               S&P Small Cap 600
                Index                  100       122       145       148       169       188
              --------------------------------------------------------------------------------
               S&P Waste
                Management Index       100       109       120       135        55        91
              --------------------------------------------------------------------------------

---------------
* $100 Invested on 6/30/96 in stock or index -- including reinvestment of dividends, fiscal year ending June 30.

    The Corporation has a unique combination of businesses, including the hauling, processing and distribution of bakery waste products and cosmetology vocational schools. There is no published industry or line of business index that accurately reflects either of these lines of business alone or is there one for the combination. Similarly, the Corporation has been unable to establish a peer group because few companies in these lines of business are publicly traded, and, consequently, limited or no information is available for the Corporation's competitors in each of these industries. The Corporation has elected to show on its Performance Graph a comparison of the Corporation's stock performance with the performance of the Standard & Poor's Waste Management Index and, the Standard & Poor's Small Cap 600 Index with the hope that this information will be helpful. The Corporation has selected the Standard & Poor's Waste Management Index, which consists principally of companies engaged in hauling wastes, but does not include companies engaged in processing or recycling such wastes, because it is the index closest to the Corporation's primary line of business. It does not contain comparable information with respect to the Corporation's vocational schools, however, and does not accurately reflect the waste recycling business in which the Corporation is engaged. The Standard & Poor's Small Cap 600 Index reflects information for companies in various lines of business but with similar market capitalization to that of the Corporation.

                         REPORT OF THE AUDIT COMMITTEE

     The following report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

     Under the guidance of a written charter adopted by the Board of Directors (which is attached as Exhibit 1 to this Proxy Statement), the Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2001 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent auditors as required by the Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees, as amended, and considered the compatibility of non-audit services with the auditor's independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during the fiscal year ended June 30, 2001.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee has recommended, and the Board has approved the selection of the Company's independent auditors.

September 10, 2001
                                          Franklin Redlich -- Chairman
                                          Babette Heimbuch
                                          Robert Henigson
                                          William H. Mannon

AUDIT FEES; TAX FEES

     In addition to performing the audit of the Company's consolidated financial statements, Deloitte & Touche, LLC has provided other services during fiscal 2001. The aggregate fees billed for fiscal 2001 for each of the following categories of services are set forth below:

Audit and review of the Company's 2001 financial statements:  $80,000.
Tax services:                                                 $55,000.

     The Audit Committee has reviewed the services provided by Deloitte & Touche LLP and the related fees and has considered whether the provision of non-audited services is compatible with maintaining the independence of Deloitte & Touche LLP. On recommendation of the Audit Committee, the Board has appointed Deloitte & Touche LLP to audit the 2002 financial statements.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) reports that they file.

     Robert E. McMullen, an executive officer of the Corporation, was delinquent in filing Form 3 required by Section 16(a) for reporting the initial purchase of 500 shares of the Company's stock during fiscal 2000. The Corporation is not aware of any officer, director or beneficial owner of more than 10% of the Corporation's common stock who failed to file on a timely basis any reports required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, during the fiscal year ended June 30, 2001.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the Corporation's independent auditors since April 1988. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     While management has no reason to believe that any other business will be presented, if any other matters should properly come before the Annual Meeting, the proxies will be voted as to such matters in accordance with the best judgment of the proxy holders.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2002 Annual Meeting and included in the Corporation's proxy materials relating to such meeting must be received not later than May 24, 2002. Such proposals must be addressed to the Secretary of the Corporation.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS ADDRESS APPEARING AT THE TOP OF THE FIRST PAGE OF THIS PROXY STATEMENT, A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          By Order of the Board of Directors,

                                          Eleanor R. Smith
                                          Secretary

Santa Monica, California
September 13, 2001

     SHAREHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                                                       EXHIBIT 1

                                SCOPE INDUSTRIES

             CHARTER OF THE AUDIT COMMITTEE OF THE BOARD DIRECTORS

ORGANIZATION:

     The Audit Committee is a committee of the Board of Directors (the "Board") of Scope Industries (the "Company") composed of three or more of its directors appointed by the Board, each of whom is financially literate and at least one of whom has accounting or related financial management experience. The Committee members shall be independent of the Company's management and free from any relationship that would, in the opinion of the Board, interfere with the exercise of independent judgment by any one of the Committee members.

PURPOSE:

     The Audit Committee's primary purpose is to assist the Board in fulfilling the Board's oversight responsibilities pertaining to the integrity of the Company's internal controls and the financial practices and audit processes of the Company and the publication by the Company to its shareholders and others of financial information regarding the Company and its operations. In pursuance thereof, the Audit Committee shall exercise its best efforts to maintain free and open communications between the Board and the Company's independent auditors and financial management.

RESPONSIBILITIES:

     The Company's management is responsible for preparing the Company's financial statement and the outside auditors are responsible for auditing the financial statements. The Company's financial management including the outside auditors has more time, knowledge and more detailed information of the Company than does the Committee. Consequently, the Committee's role is one of oversight and it does not provide any expert assurance or certification as to the Company's financial statements or the work of the outside auditors. The outside auditors are, however, ultimately accountable to the Committee and the Board of Directors.

     The Audit Committee shall have the following responsibilities:

     1. To review the Company's independent auditors in order to ascertain their independence and the quality and cost effectiveness of their work and to recommend to the Board the independent auditors to be selected annually to audit the financial statements of the Company and its subsidiaries.

     2. To meet at least four times per year, or more frequently as circumstances may require, to review with financial management and the independent auditors the Company's annual and quarterly financial statements prior to the public release of earnings or the filing with the Securities and Exchange Commission (the "SEC") of the relevant Forms 10-K and 10-Q.

     3. To review with the independent auditors selected by the Board and approved by the Company's shareholders the scope of the proposed annual audit and the procedures to be utilized in its execution and the fees proposed to be charged for that work.

     4. To review with the independent auditors the results of their annual audit and their findings and recommendations, any difficulties encountered in the course of the audit work, any changes required in the planned scope of the audit if any, and the opinions to be issued in respect of the Company's financial statements.

     5. To review with the independent auditors and the Company's financial management the adequacy and effectiveness of the accounting and financial controls of the Company, with particular emphasis on internal controls to expose any payments, transactions or procedures which might be deemed improper, and to elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

      6. To review periodically with the Company's Chief Financial Officer the adequacy and effectiveness of the Company's accounting and financial controls and procedures to the end that all financial transactions are faithfully and accurately recorded and all funds properly accounted for.

      7. To provide sufficient opportunity for the independent auditors to meet separately and together with the Audit Committee without members of management present and to discuss among other things in these meetings the evaluation by the independent auditors of the Company's financial accounting personnel and the degree of cooperation received during the course of the audit.

      8. To review the financial statements contained in the quarterly and annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

      9. To review policy statements of the Company in order to determine their adherence to the Company's code of conduct.

     10. To investigate any matter brought to its attention within the scope of its foregoing duties which a majority of the Audit Committee believes warrants such investigation, with the power to retain outside counsel or other consultants for such purpose if, in its judgment, such action is appropriate.

     11. To submit minutes of all its meetings to the Board and to discuss with the Board at its next ensuing meeting the matters discussed at the last meeting of the Audit Committee.

     12. Not less frequently than annually, to review and reassess the adequacy of the Charter and the Committee's adherence to it and to submit to the Board for its approval suggested changes to the Charter and, not less frequently than tri-annually, to cause the Charter to be published to the Company's shareholders in accordance with SEC regulations.

     13. To review annually a summary of directors and officers related party transactions in order to ascertain the existence of potential conflicts.

Adopted by the Board of Directors
February 6, 2001

[SCOPE INDUSTRIES LOGO]
                                  SCOPE INDUSTRIES                         PROXY

  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of SCOPE INDUSTRIES (the "Corporation") hereby appoints MEYER LUSKIN, ELEANOR R. SMITH, and ERIC M. IWAFUCHI, and each of them proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all shares of stock of the Corporation to be held at Scope Industries, 233 Wilshire Blvd., Suite 310, Santa Monica, CA 90401, at the hour of 2:00 o'clock P.M., California time on Tuesday, October 23, 2001 or at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

    (1) ELECTION OF DIRECTORS                 FOR all nominees listed below (except          WITHHOLD AUTHORITY
                                              as marked to the contrary below)  [ ]          to vote for all nominees listed
                                                                                             below  [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  Babette Heimbuch, Robert Henigson, Meyer Luskin, William H. Mannon, Franklin
                                    Redlich

    (2) In their discretion on such matters as may properly come before the meeting or any adjournment thereof.

  CONTINUED ON THE OTHER SIDE. PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN
                                   PROMPTLY.

                          (CONTINUED FROM OTHER SIDE)

    Any proxy heretofore given with respect to the shares covered by this proxy is hereby revoked. A majority of said proxies present and acting at the meeting (or if only one shall be present and acting, then that one) shall have and may exercise all of the powers of all said proxies hereunder. THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE ELECTION AS A DIRECTOR OF EACH NOMINEE NAMED ABOVE (AND VOTES WILL BE CUMULATED, IF APPLICABLE, IN SUCH MANNER AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION) AND AS THE PROXY HOLDERS DETERMINE IN THEIR DISCRETION AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. Receipt of the accompanying proxy statement is hereby acknowledged by the undersigned shareholder.
                                                       The giving of this proxy
                                                       does not affect the right
                                                       or the undersigned
                                                       shareholder to vote in
                                                       person should such
                                                       shareholder attend the
                                                       meeting. This proxy may
                                                       be revoked at any time
                                                       before it is voted.

                                                       Dated this -- day of --,
                                                       2001

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                          (Signature if held
                                                               jointly)

                                                       (Please sign as name
                                                       appears herein. Joint
                                                       owners should each sign.)

          PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.